SUPPLEMENT DATED MAY 2, 2022
 TO THE VARIABLE ANNUITY PROSPECTUS AND SUMMARY PROSPECTUSES DATED MAY 2, 2022
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                 AMERICAN GENERAL LIFE INSURANCE COMPANY

                       Variable Separate Account
                 Polaris Platinum II Variable Annuity

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This supplement updates certain information in the most recent Prospectus and
Summary Prospectus (together, the "Prospectus"). This supplement updates certain information contained in Appendix A - Underlying Funds Available
Under the Contract in the Prospectus. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective on or about May 1, 2022, the CTIVP - Loomis Sayles Growth Fund was renamed the CTIVP - Principal Blue Chip Growth Fund (the "Fund") and the subadvisor changed from Loomis, Sayles & Company, L.P. to Principal Global Investors, LLC. Certain other changes were also made to the Fund, including its principal investment strategies.

Additional information regarding the Fund, including the Fund Prospectus, may be obtained by visiting our website at www.aig.com/ProductProspectuses or by calling (855) 421-2692.


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